PIONEER FAMILY OF FUNDS

                                 AMENDMENT NO. 2
                                       TO
                   MASTER INVESTMENT COMPANY SERVICE AGREEMENT

                                January 16, 2009

         WHEREAS, each Customer listed on Exhibit A hereto, as amended from time to time (each a "Customer"), and Pioneer Investment Management Shareholder Services, Inc., a Massachusetts corporation with its principal place of business at 60 State Street, Boston, Massachusetts 02109 ("PIMSS"), have entered into a Master Investment Company Service Agreement, dated Mach 4, 2003, and amended May 5, 2007 (as amended, the "Agreement"); and

         WHEREAS, each Customer and PIMSS desires to further amend the Agreement.

         NOW THEREFORE, the Agreement is amended as follows:

         1. Exhibit A (List of Customers) to the Agreement is amended by deleting it in its entirety and replacing it with Exhibit A (List of Customers) attached hereto.

         2. Exhibit B (Account Fees) to the Agreement is amended by deleting it in its entirety and replacing it with Exhibit B (Account Fees) attached hereto.

         3. The effective date of this amendment shall be January 1, 2009.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the 16th day of January, 2009.


EACH CUSTOMER LISTED ON EXHIBIT A       PIONEER INVESTMENT
ATTACHED HERETO (SEVERALLY AND          MANAGEMENT SHAREHOLDER
NOT JOINTLY)                            SERVICES, INC.



By:    /s/ Mark E. Bradley              By:    /s/ Mark D. Goodwin
       --------------------                    -------------------
Name:  Mark E. Bradley                  Name:  Mark D. Goodwin
Title: Treasurer                        Title: President

                                    EXHIBIT A


                   MASTER INVESTMENT COMPANY SERVICE AGREEMENT
                                January 16, 2009

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Pioneer Bond Fund
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Pioneer Emerging Markets Fund
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Pioneer Equity Income Fund
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Pioneer Equity Opportunity Fund
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Pioneer Fund
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Pioneer Fundamental Growth Fund
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Pioneer High Yield Fund
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Pioneer Ibbotson Asset Allocation Series, a series trust consisting of:
        Pioneer Ibbotson Conservative Allocation Fund
        Pioneer Ibbotson Moderate Allocation Fund
        Pioneer Ibbotson Growth Allocation Fund
        Pioneer Ibbotson Aggressive Allocation Fund
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Pioneer Independence Fund
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Pioneer International Equity Fund
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Pioneer Mid Cap Growth Fund
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Pioneer Mid Cap Value Fund
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Pioneer Money Market Trust, as series trust consisting of:
        Pioneer Cash Reserves Fund
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Pioneer Protected Principal Trust, a series trust consisting of:
        Pioneer Protected Principal Plus Fund
        Pioneer Protected Principal Plus Fund I
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Pioneer Real Estate Shares
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Pioneer Research Fund
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Pioneer Select Growth Fund
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Pioneer Series Trust I, a series trust consisting of:
        Pioneer Growth Fund
        Pioneer Intermediate Tax Free Income Fund
        Pioneer Oak Ridge Large Cap Growth Fund
        Pioneer Oak Ridge Small Cap Growth
        Fund Pioneer Select Mid Cap Growth Fund
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Pioneer Series Trust II, a series trust consisting of:
        Pioneer AmPac Growth Fund
        Pioneer AMT-Free CA Municipal Bond Fund
        Pioneer AMT-Free Municipal Bond Fund
        Pioneer Growth Leaders Fund
        Pioneer Growth Opportunities Fund
        Pioneer Small and Mid Cap Growth Fund
        Pioneer Tax Free Money Market Fund
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Pioneer Series Trust III, a series trust consisting of:
        Pioneer Cullen Value Fund
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Pioneer Series Trust IV, a series trust consisting of:
        Pioneer Classic Balanced Fund
        Pioneer Government Income Fund
        Pioneer Institutional Money Market Fund
        Pioneer Treasury Reserves Fund
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Pioneer Series Trust V, a series trust consisting of:
        Pioneer Global Select Equity Fund
        Pioneer High Income Municipal Fund
        Pioneer Oak Ridge All Cap Growth Fund
        Pioneer Select Research Growth Fund
        Pioneer Select Research Value Fund
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Pioneer Series Trust VI, a series trust consisting of:
        Pioneer Floating Rate Fund
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Pioneer Series Trust VII, a series trust consisting of:
        Pioneer Global High Yield Fund
        Pioneer Global Diversified Equity Fund
        Pioneer Global Aggregate Bond Fund
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Pioneer Series Trust VIII, a series trust consisting of:
        Pioneer International Value Fund
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Pioneer Series Trust IX, a series trust consisting of:
        Pioneer Europe Select Equity Fund
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Pioneer Short Term Income Fund
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Pioneer Small Cap Value Fund
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Pioneer Strategic Income Fund
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Pioneer Tax Free Income Fund
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Pioneer Value Fund
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Pioneer Variable Contracts Trust, a series trust consisting of:
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        Pioneer Bond VCT Portfolio
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        Pioneer Cullen Value VCT Portfolio
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        Pioneer Emerging Markets VCT Portfolio
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        Pioneer Equity Income VCT Portfolio
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        Pioneer Equity Opportunity VCT Portfolio
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        Pioneer Fund VCT Portfolio
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        Pioneer Global High Yield VCT Portfolio
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        Pioneer Growth Opportunities VCT Portfolio
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        Pioneer High Yield VCT Portfolio
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        Pioneer Ibbotson Aggressive Allocation VCT Portfolio
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        Pioneer Ibbotson Growth Allocation VCT Portfolio
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        Pioneer Ibbotson Moderate Allocation VCT Portfolio
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        Pioneer Independence VCT Portfolio
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        Pioneer International Value VCT Portfolio
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        Pioneer Mid Cap Value VCT Portfolio
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        Pioneer Money Market VCT Portfolio
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        Pioneer Oak Ridge Large Cap Growth VCT Portfolio
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        Pioneer Real Estate Shares VCT Portfolio
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        Pioneer Small Cap Value VCT Portfolio
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        Pioneer Strategic Income VCT Portfolio
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

             EXHIBIT B - MASTER INVESTMENT COMPANY SERVICE AGREEMENT

ACCOUNT FEES


A.      OPEN EQUITY FUND ACCOUNTS

        $24.75 per account

B.      OPEN FIXED INCOME FUND ACCOUNTS

        $ 28.75 per account

C. OPEN MONEY MARKET FUND ACCOUNTS (EXCLUSIVE OF PIONEER INSTITUTIONAL MONEY MARKET FUND)

        $25.00 per account

D.      OPEN VARIABLE ANNUITY FUND ACCOUNTS and PIONEER INSTITUTIONAL MONEY
        MARKET FUND

        $1,500.00 per CUSIP


E.      ALL FUNDS-CLOSED ACCOUNTS

        $8.00 per account





Effective as of January 1, 2009